                                                                   EXHIBIT 10.17

                EXHIBIT A TO OCTOBER 18, 1995 N.E.T. BOARD RESOLUTION

                         NETWORK EQUIPMENT TECHNOLOGIES, INC.

            CORPORATE OFFICERS  COMPENSATION  DEFERRAL  ELECTION  PROGRAM


      I.     PURPOSE OF THE PROGRAM

             This Corporate Officers Compensation Deferral Election Program ("Program") is intended to promote the interests of Network Equipment Technologies, Inc., a Delaware corporation (the "Company"), by providing Corporate Officers of the Company with the opportunity to participate in a deferred compensation arrangement which will allow them to tailor the receipt of their compensation to their own personal needs and thereby encourage them to continue in the service of the Company.

      II.    ADMINISTRATION OF THE PROGRAM

             The Program shall be administered by the Compensation Committee ("Committee") of the Company's Board of Directors (the "Board") and, consistent with applicable law and the Company's By-laws, a Corporate Officer may be designated to take all action and to execute and deliver all documents which such officer may deem necessary or appropriate to carry out this Program. The Committee shall have full authority to administer the Program, including the authority to interpret and construe the provisions of the Program and to adopt rules and regulations for administering the Program. Decisions of the Committee shall be final and binding on all parties who have an interest in the Program.

             For purposes of administration and interpretation, the following definitions shall apply:

             CHANGE IN     -  A change  in Control shall be deemed to occur:
             CONTROL

                              (i) on the first date that a person or related group of persons, other than the Company or a person that directly or indirectly controls, is controlled by or is under common control with the Company, acquire ownership of twenty-five percent (25%) or more of the Company's outstanding voting stock pursuant to a tender or exchange offer which the Board does not recommend that the shareholders of the Company accept; or

                              (ii)  on the first date within any period of
                              twenty-four (24) consecutive months or less on which there is effected a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number) ceases to be comprised of individuals who either (A) have been members of the Board continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

             CORPORATE
             OFFICER       -  An officer is an employee of the Company, who is
                              appointed by the Company's Board of Directors to a position of Corporate Officer pursuant to
                              Article V, Section 1 of the Company's By-laws.

             CORPORATE        A Corporate Transaction shall be deemed to
             TRANSACTION   -  occur in the event there is:

                              (i) a merger or consolidation of the Company in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                              (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, or

                              (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the combined voting power of the Company's outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger.

             EFFECTIVE
             DATE          -  January 1, 1996.

             PARTICIPANT   -  A Corporate Officer of the Company, who has been
                              designated as a Participant by the Committee and who elects to participate in the Corporate
                              Officers Deferral Election Program.

             COMPENSATION  -  The compensation payable to each Corporate
                              Officer determined by the Committee to be eligible for participation under this Program, including base salary and incentive, but excluding reimbursable expenses under applicable Company policies.

             DEFERRED
             COMPENSATION
             ACCOUNT       -  An investment account reflecting Compensation
                              deferred by a Participant, which may (at the Company's discretion) be established at a bank, brokerage or similar financial institution for the sole purpose of holding and investing
                              Compensation that has been deferred by the Participant.

             SUBSIDIARY    -  Each corporation (other than the Company) in an
                              unbroken chain of corporations ending with the Company, provided such corporation (other than the last corporation in the chain) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all the classes of stock in one of the other corporations in such chain.

             YEAR OF
             SERVICE       -  Any calendar year during which a Participant
                              renders services as a Corporate Officer of the Company.

      III.   ELIGIBILITY;
             DEFERRED COMPENSATION ELECTION

             Only Corporate Officers designated as Participants by the Committee will be eligible to participate in the program. Participants shall remain eligible to defer Compensation pursuant to this Program until the EARLIEST to occur of (i) of the Participants termination of employment service or (ii) the termination of the Program.

             Each Participant shall have the right to make an annual election to defer the receipt of up to one hundred percent (100%) of the Participant's Compensation earned by him/her for any Year of Service for which he/she is a Participant in the Program. Any Compensation so deferred shall be paid in accordance with the provisions of the Program.

             Each deferral election shall be made in compliance with all of the following requirements and shall not be effective unless such requirements are met:

             A. The election must be exercised by means of a written notice to the Committee. The notice shall be in such form as the Committee deems appropriate and must be delivered to the Committee or its designee prior to the commencement date of the Year of Service for which the compensation is to be earned.

             B. The amount deferred with respect to any Year of Service must be made in increments of ten percent (10%).

             C. The election, once made, shall be irrevocable with respect to the Year of Service for which it is made.

      IV.    DEFERRED COMPENSATION ACCOUNT
             PAYMENT OF DEFERRED COMPENSATION

             The Company shall establish a Deferred Compensation Account for each Participant who properly exercises a deferral election under the Program. Any Compensation deferred by a Participant shall be credited to his/her Deferred Compensation Account biweekly (or at other scheduled pay days) as of the date such Compensation would have otherwise become payable in the absence of the Participant's deferral election.

             The balance credited to each Deferred Compensation Account shall earn an investment return over the deferral period in accordance with the following provisions:

             A. The Committee may in its discretion provide Participants with the right to designate the particular investment funds or specific stocks, securities or certificates of deposit. To the extent such investment authority is provided, the following special guidelines shall be in effect:

                    (i) The Participant must file investment directives with respect to his/her account balance in increments of twenty-five percent (25%), but in any event in increments of no less than $5,000.

                    (ii) Investment directives may be filed at intervals no more frequently than quarterly, and each investment directive shall remain in effect for at least one full calendar quarter and may not be changed at intervals more frequently than quarterly.

                    (iii) To the extent the Company invests assets of the Company (which shall be held as general assets) in the specific investments designated by the Participant, all expenses and charges incurred by the Company or the Deferred Compensation Account in the acquisition of each investment (including, without limitation, the purchase price and any brokerage fees, commission or other front-end charges) and all income and other taxes, together with all other expenses and charges, incurred by the Company or the Deferred Compensation Account in the sale or liquidation of each investment shall be charged directly to the Participant's Deferred Compensation Account.

      Funds shall be held in the Deferred Compensation Account until the earlier of (i) the date designated for payment by the Participant in the deferral election or (ii) the date described in Section (D) or (E) below (the "Distribution Date") as follows:

             A. The Deferred Compensation Account of each Participant shall be divided into a series of sub-accounts, one for each Year of Service for which the

      Participant has a deferral election in effect under the Program. Each sub-account shall become payable at the time designated by the Participant in the deferral election filed with respect to the Compensation credited to that sub-account.

             B. Each sub-account of a Participant shall be paid in the quarter following the last day of the Year of Service or one, two, three, four or five years following the last day of the Year of Service for which the Compensation was payable, in accordance with the deferral election filed by the Participant.

             C. The Participant may not subsequently revoke or modify his/her designation of a distribution date for a particular sub-account.

             D. Should a Participant die at a time when there still exists a balance in his/her Deferred Compensation Account, then the total amount of such account shall become immediately due and payable.

             E. Should the Participant cease employment following a Change in Control or Corporate Transaction, then the entire balance credited to his/her Deferred Compensation Account shall become immediately due and payable, notwithstanding any outstanding election or elections of the Participant to the contrary under the Program.

             Other than described above, a Participant shall have no right to receive any of the funds in the Deferred Compensation Account. Until the Distribution Date, all funds in the Deferred Compensation Account shall be assets of the Company, subject to the claims of general creditors of the Company.

             Each sub-account which becomes due and payable in accordance with paragraph B, D or E above shall be distributed in one lump sum payment. Lump sum disbursements shall be made by the Company as soon as commercially reasonable after the Distribution Date, but in no event later than the end of the first calendar quarter following the Distribution Date.

             All disbursements made under the Program to Participants shall be subject to the Company's withholding of any Federal, State or local income and employment taxes, to the extent Federal, State or local law requires withholding of taxes with respect to employees , and all such payments shall be net of such tax withholding.

             The obligation to pay the deferred compensation and the investment return (if any) thereon shall at all times be an unfunded and unsecured obligation of the Company. The Participant's interest in the Deferred Compensation Account shall remain unvested until the Distribution Date.


V.    GENERAL PROVISIONS

             The Program shall become effective as of January 1, 1996. The Board may at any time thereafter amend, suspend or terminate the Program; PROVIDED, however, that such action shall not adversely affect rights previously vested and non-forfeitable under the Program.

             Each Participant shall receive a calendar year-end statement of the balance credited to each of his/her sub-accounts under the Program. Such statement shall be provided to each Participant within ninety (90) days after the close of each calendar year.

             The Company shall pay all routine and on-going internal administrative costs incurred in connection with the operation of the Program.

             The Participant shall have no right to alienate, pledge or encumber his/her interest in the amounts credited to his/her Deferred Compensation Account, and such account shall not, to the extent permitted by law, be subject to any claims of the Participant's creditors or to attachment, execution or other process of law.

             Any balance credited to the Participant's Deferred Compensation Account at the time of his/her death shall be paid to the Participant's designated beneficiary or, in the absence of such designation, in accordance with the Participant's will or the laws of descent and distribution. A Participant may from time to time revoke his/her beneficiary designation then in effect and file a new beneficiary designation with the Committee. All beneficiary designations, however, must be on the form prescribed by the Committee.

             Neither the action of the Company in establishing the Program, nor any action taken by the Committee under the Program, nor any provision of the Program itself, shall be construed so as to impair the Company's right to remove any Participant from Corporate Officer status or to terminate their employment at any time.

             The obligation of the Company to make the payments required hereunder shall be binding upon any successor or assign of the Company, whether by merger, consolidation, acquisition or other reorganization. No amendment or termination of the Program by the Company (or any successor or assignee) shall adversely affect or other wise impair the rights of Participants to receive the balance credited to their Deferred Compensation Accounts hereunder, to the extent attributable to deferral elections made prior to the date of such amendment or termination.

                         NETWORK EQUIPMENT TECHNOLOGIES, INC.

               CORPORATE OFFICER COMPENSATION DEFERRAL ELECTION PROGRAM

                              DESIGNATION OF BENEFICIARY


I hereby designate either the trust or other entity specified in Part A below or the individual or individuals specified in Part B below as the beneficiary or beneficiaries of all my right, title and interest in and to my Deferred Compensation Account under the Deferral Election Program, hereby revoking any prior designation of beneficiaries made by me:

PART A DESIGNATION

The following trust or other entity is hereby designated as my sole beneficiary:

            ----------------------------------------------------------------

            ----------------------------------------------------------------

            ----------------------------------------------------------------

PART B DESIGNATION

The following individual or individuals are hereby designated as my beneficiaries:

       NAME            ADDRESS             RELATIONSHIP          % OF TOTAL
       ----            -------             ------------          ----------

1.  ----------     ---------------     --------------------     -------------

2.  ----------     ---------------     --------------------     -------------

3.  ----------     ---------------     --------------------     -------------

    The designated individual must survive me; otherwise, his/her designated share is to be divided equally among the beneficiaries who do survive me. If no beneficiaries survive me, the account balance is to be paid to my estate.

Printed Name:
                 ------------------

Signature:
                 ------------------

Date:
                 ------------------

                         Network Equipment Technologies, Inc.
               Corporate Officer Compensation Deferral Election Program
                                  1996 Deferral Form

I hereby elect to participate in the Network Equipment Technologies, Inc.'s Corporate Officer Compensation Deferral Election Program ("Program") for the calendar year set forth above and to defer payment of ____% of the compensation to which I may become entitled during the 1996 calendar year. I hereby elect to have all deferred amounts initially invested in the account(s) checked below:

             Investment Fund                          Other Securities
- ------                                   ------
             Stock                                    Certificate of Deposit
- ------                                   ------

Please give investment description/fund name:

- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------

The deferred amounts, together with earned interest or capital gains (or losses) shall become due and payable in one lump sum at the time checked below:

/ / Jan. 1, 1997  / / Jan. 1, 1998  / / Jan. 1, 1999  / / Jan. 1, 2000
/ / Jan. 1, 2001  / / Jan. 1, 2002

Arrange to have duplicate statements mailed to my / / home or / / work address.

In the event I should die while any amount deferred hereunder remains unpaid, that amount plus the investment return thereon shall become immediately due and payable in one lump sum.

As required by the Federal tax laws, each of the foregoing elections and the time of payment for the deferred amount is irrevocable and cannot be changed or modified under any circumstances. I understand that the Program document is controlling and that in the event my employment or my status as an officer is terminated following a Change in Control or Corporate Transaction, all amounts deferred by me under the Program will be paid to me in an immediate lump sum.

I acknowledge and agree that this election is irrevocable and that compensation deferred by me under the program is payable to me only under the terms set out in the program document.

Printed Name:
                 ------------------

Signature:
                 ------------------

Date:
                 ------------------